Exhibit 99.2
8 June 2023 Second Quarter 2023 Financial Results & Business Update Exhibit 99.2

© 2023 FuelCell Energy 2 This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of . The forward-looking statements include, without limitation, statements with respect to the anticipated financial results and statements regarding the plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the ongoing projects, the business plans and strategies, the capacity expansion and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; limitations on our ability to raise capital in the equity markets due to the limited number of shares of common stock currently available for issuance; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise - rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; our ability to develop new products to achieve our long-term revenue targets; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the filings with the Securities and Exchange Commission including the Annual Report on Form 10-K for the fiscal year ended October 31, 2022 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, filed with the SEC on December 20, 2022, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2023, filed with the SEC on June 8, 2023, and our earnings release for the second quarter of fiscal year 2023, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 8, 2023. Safe Harbor Statement

FuelCell Energy Snapshot

Our purpose

Enable a world empowered by clean energy

Our technology

Decarbonizes power:

-Produce low- to zero-carbon power from a flexible array of inputs including biogas, natural gas, and hydrogen.

-Capture carbon dioxide (for use or sequestration) while making power.

Produces hydrogen:

-Supply hydrogen from power and water through electrolysis, or co-produce hydrogen, power, and water from fuel.

-Store energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed.

A global leader in fuel cell technology [1,2]

158 U.S. patents covering our fuel cell technology

338 patents in other jurisdictions covering our fuel cell technology

47 U.S. patents pending

128 patents pending in other jurisdictions

Company Highlights[2]

HQ Danbury, Connecticut	>500 Employees	95 Platforms in commercial operation[3]	3 Continents
FCEL Listing: NASDAQ	>220 MW Capacity in field	>13 Million MWhs generated with patented technology	

[1] Patents are for FuelCell Energy, Inc., and our subsidiary Versa Power Systems, Inc.
[2] As of October 31, 2022.
[3] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. As of 10/31/22, there were 33 sites with the Company's carbonate fuel cell platforms.

FuelCell Energy

© 2023 FuelCell Energy

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Key Messages

1 Consistent operational progress

- New module exchanges at KOSPO plant in Korea
- Toyota Port of Long Beach project: 3rd fiscal quarter of 2023 commercial operation target
- 16.8 MW Derby, CT projects: 4th calendar quarter of 2023 commercial operation target

2 Progressing activities and relationships for the development of advanced applications of our platforms

- Received purchase order for long-lead items from an affiliate of ExxonMobil related to the implementation of a potential carbon capture demonstration
- Continue to advance our testing work under ongoing joint development agreement
- Announced MOU with Chart Industries to develop opportunities that combine the companies' strengths in delivery of CO2, as well as generation and storage of H2

3 Executing current phase of solid oxide manufacturing capacity expansion plan

- Calgary facility expansion underway
- Manufacturing of unit to be delivered to Idaho National Laboratory has commenced

4 Opportunistically evaluating options to benefit from global policy tailwinds

- We believe we are well-positioned to capitalize on the evolving energy landscape
- Global support for green energy incudes:
  - U.S. Inflation Reduction Act
  - European Union's proposed ~$270 billion program (Green Deal)
  - Korea's Hydrogen Economy Roadmap (CHPS)

5 Strong balance sheet and disciplined capital allocation

- Total cash and short-term investment position >$350 million on April 30, 2023
- Closed on $87 million non-recourse project financing facility with 7-year term loan subsequent to quarter end



Image: FuelCell Energy's Tri-gen platform located at Toyota's port operation in Long Beach, California



Image: Rendering of solid oxide electrolysis cell (SOEC) deployed for large-scale hydrogen production

FuelCell Energy
© 2023 FuelCell Energy
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© 2023 FuelCell Energy Q2 2023 Financial Performance 5

© 2023 FuelCell Energy 6 134% increase in total revenue Net loss Net loss per share attributable to common stockholders Adjusted EBITDA1 $38.3M $(33.9)M $(0.09) $(26.0)M $16.4M $(30.1)M $(0.08) $(21.2)M Q2 Fiscal 2023 Financial Performance NOTES: 1 Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix Q2 2023 Q2 2022 Total cash and short-term investment position (includes restricted cash) $353.5M as of April 30, 20232 2The $353.5M balance is comprised of $246.8M of Unrestricted Cash, $76.4M of Short-term Investments and $30.2M of Restricted Cash

© 2023 FuelCell Energy Gross Loss and Operating Expenses ($M) $0.121 $0.074 $1.109 $0.926 $0.035 $0.020 $0.060 Q2 2022 Q2 2023 $1.022 $1.326 Q2 Fiscal 2023 Financial Performance and Backlog $(7.3) $(6.1) $(20.9) $(29.8) 2Q22 2Q23 Q2 2022 Q2 2023 Backlog as of April 30 ($B) Gross Loss Operating Expenses Service Generation Adv. Tech. Product Q1-2023 Total Revenue: $37.1M Revenue Breakdown ($M) Q2 2023 Total Revenue: $38.3M 68% 22% 10% Service Generation Advanced Technologies 7 $26.2 $8.4 $3.7

© 2023 FuelCell Energy 8 Cash balance $353.5M1 in total cash, restricted cash and equivalents and short-term investments Added $46.1M in unrestricted cash subsequent to quarter end from new project lending facility Project assets2 $273.2M in project assets reflects progress in completing projects in backlog 1 As of 4/30/2023 2 Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation, project assets totaled $237.2 million as of April 30, 2023. Maintaining liquidity to fund projects in development and commercialization activities Liquidity Position $149.9 $432.2 $458.1 $246.8 $76.4 $42.2 $28.0 $23.0 $30.2 10/31/20 10/31/21 10/31/22 4/30/23 $460.2 $481.1 Cash and Equivalents & Short-Term Treasury Securities ($M) $99.4 $116.3 $154.7 $210.2 $91.2 $126.8 $107.7 $63.0 10/31/20 10/31/21 10/31/22 4/30/23 $273.2 Project Assets2 ($M) $190.6 $192.1 $243.1 $353.5 $262.4 Short-term Restricted Investments Unrestricted Completed In Development

New Project Financing Arrangement

Financing facility	$87M non-recourse project financing facility with 7-year term loan
Net proceeds	$60.6M cash ($46.1M unrestricted, $14.5M restricted)
Lenders	Investec, BMO, Liberty Bank, Amalgamated Bank, Connecticut Green Bank
Assets securing loan obligations	Six projects representing 32.1 MW total capacity fully contracted under long-term PPAs with investment grade offtakers

Project	**Bridgeport**	**LIPA Yaphank[1]**	**Pfizer**	**Riverside**	**Santa Rita Jail**	**CCSU[2]**
Offtaker	Connecticut Light & Power	LIPA Long Island Power Authority	Pfizer	City of Riverside	County of Alameda, California	
Output	Power	Power	Power & Steam	Power & Hot Water	Power & Thermal Energy	Power
Capacity	14.9 MW	7.4 MW	5.6 MW	1.4 MW	1.4 MW	1.4 MW

[1] The offtaker is a direct subsidiary of Long Island Power Authority
[2] The offtaker is a public institution fully funded by the State of Connecticut; 5-year PPA term remaining
Note: See additional detail in the Form 8-K filed with the SEC on May 25, 2023

FuelCell Energy
© 2023 FuelCell Energy
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FY2023 Projected Investments on Track

PROJECTED INVESTMENTS TO ENABLE THE COMPANY TO COMPETE AND MEET THE MARKET NEEDS IN MEDIUM- AND LONG-TERM

Total Planned Capital Expenditures of $60M to $90M for Fiscal Year 2023[(1)]

- Investments in our manufacturing facilities for carbonate (including carbon capture) and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

Total Planned Company Funded R&D Expenditures of $50M to $70M in Fiscal Year 2023 to Accelerate Commercialization of our Advanced Technologies Solutions

- Distributed hydrogen
- Hydrogen-based long duration energy storage
- Hydrogen power generation

Total Planned Investment of $45M to $65M in Project Assets in our Generation Portfolio Backlog in Fiscal Year 2023[(2)]

- Prudent project leverage and monetization of tax incentives

Notes:
(1) - Commitments during Fiscal 2023. Actual cash payments expected to be split between 2023 and 2024
(2) - Includes amounts expensed for the Toyota Project



Capital Expenditures ($M)
$0.4
$6.4
$21.1
$60 – $90
FY2020
FY2021
FY2022
FY2023E



Research and Development ($M)
$4.8
$11.3
$34.5
$50 – $70
FY2020
FY2021
FY2022
FY2023E

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© 2023 FuelCell Energy
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© 2023 FuelCell Energy Q2 2023 Business & Operational Updates 11

© 2023 FuelCell Energy 12 Powerhouse Business Strategy Our Existing Platform to Support Growth for the Future Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Diversify our revenue streams by delivering products and services that support the global energy transition • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW We are in a dynamic period of transition, investing across our business with a goal of supporting future long-term, profitable growth

© 2023 FuelCell Energy 13 Planned Collaboration with Chart Industries

© 2023 FuelCell Energy 14 Summary 2 1 3 Opportunistically evaluating options to benefit from global policy tailwinds Progressing activities and relationships for the development of advanced applications of our platforms 5 Executing current phase of solid oxide manufacturing capacity expansion plan Consistent operational progress Strong balance sheet and disciplined capital allocation 6 4 Advancing testing work for carbon capture; received an order from an ExxonMobil affiliate for long lead items and engineering support in connection with a potential carbon capture demonstration

© 2023 FuelCell Energy 15 Q&A

© 2023 FuelCell Energy 16 Thank You

© 2023 FuelCell Energy Appendix 17

GAAP to Non-GAAP Reconciliation

The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measure Net loss

	Three Months Ended April 30,		Six Months Ended April 30,	
(Amounts in thousands)	2023	2022	2023	2022
Net loss	$ (33,911)	$ (30,126)	$ (54,997)	$ (76,246)
Depreciation and amoritization[1]	6,631	5,332	12,036	11,103
Provision for income tax	3	-	581	-
Other expense, net[2]	236	286	187	144
Interest income	(3,688)	(84)	(7,098)	(94)
Interest expense	1,502	1,707	3,014	3,135
EBITDA	(29,227)	(22,885)	(46,277)	(61,958)
Share-based compensation expense	3,194	1,696	5,831	3,165
Legal fees incurred for a legal settlement[3]	-	-	-	24,000
Adjusted EBITDA	$ (26,033)	$ (21,189)	$ (40,446)	$ (34,793)

[1] Includes depreciation and amortization on our Generation portfolio of $5.3 million and $9.5 million for the three and six months ended April 30, 2023, respectively, and $4.1 million and $7.7 million for the three and six months ended April 30, 2022, respectively

[2] Other expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company's normal business operations.

[3] The Company recorded legal fees of $24 million related to a legal settlement during the six months ended April 30, 2022, which was recorded as an administrative and selling expense.

Financial results are presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA are non-GAAP measures of operations and operating performance by the Company.

These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items such as the non-recurring legal expense related to the settlement of the POSCO Energy legal proceedings recorded during the first quarter of fiscal 2022, which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

FuelCell Energy
© 2023 FuelCell Energy
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FuelCell Energy Operating Portfolio and Project Backlog Overview

Generation Operating Portfolio as of April 30, 2023

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	Actual Commercial Operation Date[3]	PPA Term (Years)
Central CT State University ("CCSU")	CCSU (CT University)	New Britain, CT	1.4	Q2 '12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	Q4 '16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	Q4 '16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	Q1 '17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	Q1 '13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	Q1 '20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	Q3 '21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	Q1 '22	18
Groton Project	CMEEC (CT Electric Co-op)	Groton, CT	7.4[2]	Q1 '23	20
Total MW Operating			**43.7**		

Projects in Process as of April 30, 2023

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	PPA Term (Years)
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	20
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	20
Trinity College	Trinity College	Hartford, CT	0.3	15
Total MW in Process			**19.4**	

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations except with respect to the Groton Project
[2] The initial operating output is approximately 6.0 MW until a technical improvement plan is fully implemented. Please refer to the Company's 10-Q for additional information with respect to this project, the technical improvement plan and future expectations.
[3] Quarters for Actual Commercial Operation Date refer to FuelCell Energy fiscal quarters

FuelCell Energy
© 2023 FuelCell Energy
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